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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                FEBRUARY 17, 2004

                         FIRSTCITY FINANCIAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                     033-19694                  76-0243729
(STATE OF INCORPORATION)       (COMMISSION FILE NO.)          (IRS EMPLOYER
                                                             IDENTIFICATION NO.)


                               6400 IMPERIAL DRIVE
                                WACO, TEXAS 76712
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (254) 751-1750


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

99.1 Text of press release of FirstCity Financial Corporation issued on February 17, 2004.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

(a) On February 17, 2004, FirstCity Financial Corporation ("FirstCity" or the "Company") issued a press release announcing its financial results for the quarter ended December 31, 2003 and certain other information. A copy of this press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, under Item 12, Results of Operations and Financial Condition, to this Report on Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         FirstCity Financial Corporation

Date:  February 16, 2004              By:         /S/ J. Bryan Baker
                                         ---------------------------------------
                                                     J. Bryan Baker
                                               Senior Vice President, and
                                                 Chief Financial Officer



                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------
99.1     -        Text of press release of FirstCity Financial Corporation
                  issued on February 17, 2004.